Exhibit 4.11

ADVANCE AUTO PARTS, INC.
_______________________________

SEVENTH SUPPLEMENTAL INDENTURE

Dated as of February 28, 2014

_______________________________

to the

INDENTURE

Dated as of April 29, 2010

among

ADVANCE AUTO PARTS, INC.

as Issuer,

EACH OF THE SUBSIDIARY GUARANTORS FROM

TIME TO TIME PARTY HERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

SEVENTH SUPPLEMENTAL INDENTURE, dated as of February 28, 2014 (this “Seventh Supplemental Indenture”), to the Indenture, dated as of April 29, 2010 (the “Original Indenture”), among ADVANCE AUTO PARTS, INC., a Delaware corporation (the “Company”), THE SUBSIDIARY GUARANTORS listed on the signature pages hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Company, the Subsidiary Guarantors party thereto and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of Securities (as defined in the Original Indenture) of the Company, to be issued in one or more Series;

WHEREAS, pursuant to the Original Indenture, the Company, the Subsidiary Guarantors party thereto and the Trustee have heretofore executed and delivered (i) a first supplemental indenture, dated as of April 29, 2010, to provide for a Series of Securities (the “First Supplemental Indenture”), (ii) a second supplemental indenture, dated as of May 27, 2011, to provide for the release of certain Subsidiary Guarantors (the “Second Supplemental Indenture”), (iii) a third supplemental indenture, dated as of January 17, 2012, to provide for a Series of Securities (the “Third Supplemental Indenture”), (iv) a fourth supplemental indenture, dated as of December 21, 2012, to provide for the addition of a certain Subsidiary Guarantor (the “Fourth Supplemental Indenture”), (v) a fifth supplemental indenture, dated as of April 19, 2013, to provide for the addition of a certain Subsidiary Guarantor (the “Fifth Supplemental Indenture”) and (vi) a sixth supplemental indenture, dated as of December 3, 2013, to provide for a Series of Securities (the “Sixth Supplemental Indenture”) (the Original Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and this Seventh Supplemental Indenture, is hereinafter called the “Indenture”);

WHEREAS, Section 4.09 of the Original Indenture provides, among other things, that if any Credit Facility Debt or Capital Markets Debt of the Company or any Subsidiary of the Company is or becomes guaranteed by any Domestic Subsidiary of the Company, then, if such Subsidiary of the Company is not already a Subsidiary Guarantor, the Company shall cause such Subsidiary to execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary shall become a Subsidiary Guarantor;

WHEREAS, Section 9.01(i) of the Original Indenture provides, among other things, that the Company, the Subsidiary Guarantors and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of adding a Guarantee with respect to the Securities; and

WHEREAS, all action on the part of the Company necessary to authorize this Seventh Supplemental Indenture has been duly taken.

NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH:

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That, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Subsidiary Guarantors and the Trustee covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

Definitions

SECTION .Definitions.

A. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

B. The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

Guarantors

SECTION 2.01. Subsidiary Guarantors. From this date, in accordance with Sections 4.09 and 10.01 of the Indenture and by executing this Seventh Supplemental Indenture, the Subsidiary Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in Article 10 thereof.

ARTICLE III
Miscellaneous

SECTION 3.01 Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Seventh Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 3.02 Concerning the Trustee. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Seventh Supplemental Indenture.

SECTION 3.03 Counterparts. This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all

2

purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 3.04 GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND SERVICES. THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE COMPANY, EACH SUBSIDIARY GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE. To the fullest extent permitted by applicable law, the Company and each Subsidiary Guarantor hereby irrevocably submit to the non-exclusive jurisdiction of any federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The Company and each Subsidiary Guarantor irrevocably waive, to the fullest extent permitted by law, any objection which they may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum. The Company and each Subsidiary Guarantor agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon them, and may be enforced in any courts to the jurisdiction of which the Company and each Subsidiary Guarantor are subject by a suit upon such judgment, provided, that service of process is effected upon the Company and each Subsidiary Guarantor in the manner specified herein or as otherwise permitted by law. The Company and each Subsidiary Guarantor hereby irrevocably designate and appoint National Registered Agents, Inc. (in all jurisdictions except Virginia where the Company and each Subsidiary Guarantor hereby irrevocably designate and appoint Sarah Powell) (the “Process Agent”) as their authorized agent for purposes of this section, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company or any Subsidiary Guarantor. The Company and each Subsidiary Guarantor further agree that service of process upon the Process Agent and written notice of said service to the Company and each Subsidiary Guarantor, mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company and each Subsidiary Guarantor, in any such suit or proceeding. The Company and each Subsidiary Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary, to continue such designation and appointment of the Process Agent in full force and effect so long as the Company and each Subsidiary Guarantor, have any outstanding obligations under this Indenture. To the extent the Company or any Subsidiary Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself

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or its property, the Company or such Subsidiary Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Indenture to the extent permitted by law.

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IN WITNESS WHEREOF, the parties have caused this Seventh Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

ADVANCE AUTO PARTS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

WORLDPAC, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

WORLDPAC Puerto Rico, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

General parts, inc.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Seventh Supplemental Indenture]

GOLDEN STATE SUPPLY LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

WORLDWIDE AUTO PARTS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

STRAUS-FRANK ENTERPRISES LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GENERAL PARTS DISTRIBUTION LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GPI TECHNOLOGIES, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Seventh Supplemental Indenture]

CQ SOURCING, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GENERAL PARTS INTERNATIONAL, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

LEE HOLDINGS NC, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

VALLEY MASTER PARTNERSHIP LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

WESTERN AUTO OF ST. THOMAS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Seventh Supplemental Indenture]

AAP FINANCIAL SERVICES, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:President and Chief Financial Officer

ADVANCE AUTO BUSINESS SUPPORT, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

ADVANCE AUTO INNOVATIONS, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Treasurer and Assistant Secretary

ADVANCE AUTO OF PUERTO RICO, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Treasurer and Assistant Secretary

ADVANCE E-SERVICE SOLUTIONS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

ADVANCE PATRIOT, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:President, Treasurer and Assistant Secretary

[Signature Pages to Seventh Supplemental Indenture]

ADVANCE STORES COMPANY, INCORPORATED
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

ADVANCE TRUCKING CORPORATION
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

AUTOPART INTERNATIONAL, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Vice President, Chief Financial Officer and Assistant Clerk

B.W.P. DISTRIBUTORS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

CROSSROADS GLOBAL TRADING CORP.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[Signature Pages to Seventh Supplemental Indenture]

DISCOUNT AUTO PARTS, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Vice President, Treasurer and Assistant Secretary

DRIVERSIDE, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

E-ADVANCE, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Treasurer and Assistant Secretary

MOTOLOGIC, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

TTR, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Seventh Supplemental Indenture]

WESTERN AUTO OF PUERTO RICO, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Seventh Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By: /s/ Yana Kislenko
Name:Yana Kislenko
Title:Vice President

[Signature Pages to Seventh Supplemental Indenture]

Subsidiary Guarantee

Each of the undersigned (the “Subsidiary Guarantors”) hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture (the “Indenture”) dated as of April 29, 2010, by and among Advance Auto Parts, Inc., as issuer, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as Trustee, and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Securities (as defined in the Indenture), when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders of the Securities or the Trustee, all in accordance with the terms set forth in Article Ten of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

The obligations of the Subsidiary Guarantors to the Holders of the Securities and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article Ten of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Subsidiary Guarantee.

This Subsidiary Guarantee has been executed and issued pursuant to the requirements of Section 4.09 of the Indenture. This Subsidiary Guarantee is subject to automatic and unconditional release as set forth in Section 10.05 of the Indenture.

[Signatures on Following Pages]

In WITNESS THEREOF, each Subsidiary Guarantor has caused this Subsidiary Guarantee to be signed manually or by facsimile by its duly authorized officer.

WORLDPAC, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

WORLDPAC PUERTO RICO, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GENERAL PARTS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GOLDEN STATE SUPPLY LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

WORLDWIDE AUTO PARTS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Subsidiary Guarantee]

STRAUS-FRANK ENTERPRISES LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GENERAL PARTS DISTRIBUTION LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GPI TECHNOLOGIES, LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

CQ SOURCING, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

GENERAL PARTS INTERNATIONAL, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Subsidiary Guarantee]

LEE HOLDINGS NC, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

VALLEY MASTER PARTNERSHIP LLC
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

WESTERN AUTO OF ST. THOMAS, INC.
By: /s/ Michael A. Norona
Name:Michael A. Norona
Title:Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Pages to Subsidiary Guarantee]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By: /s/ Yana Kislenko
Name:Yana Kislenko
Title:Vice President

[Signature Pages to Subsidiary Guarantee]